SECOND PRIORITIES AGREEMENT

            This priorities agreement (the "Agreement") is entered into as of the 1st day of April, 2004 by and among RED BROOK DEVELOPMENTS LIMITED, in its capacity as a holder of A Units of VBI and B Units of VBI, and on behalf of THE PARTIES LISTED ON SCHEDULE "A" HERETO (the "A Unit Debentureholders"), solely in their capacity as holders of A Units of VBI, and not in any other capacity, and on behalf of THE PARTIES LISTED ON SCHEDULE B HERETO (the "B Unit Debentureholders"), solely in their capacity as holders of B Units of VBI, and not in any other capacity, ELLY REISMAN ("Reisman", and along with the A Unit Debentureholders and the B Unit Debentureholders, collectively, the "Debentureholders"), VISUAL BIBLE INTERNATIONAL, INC. ("VBI") and DELUXE TORONTO LTD. ("Toronto"), DELUXE MEDIA SERVICES, INC. (formerly Deluxe Video Services, Inc. and hereinafter referred to as "Media") and DELUXE LABORATORIES, INC. ("Labs", and along with Media and Toronto, collectively, "Deluxe").

            FACTUAL BACKGROUND

(a) By a video duplication, dvd replication and distribution services agreement dated as of August, 2002 (the "Video Agreement"), VBI granted to Media a lien (the "Video Lien") in, to and over certain property owned by VBI, but in the possession of Media;

(b) By a film processing agreement dated as of August 27, 2002, VBI granted to Labs a lien (the "Labs Lien") in, to and over certain property owned by VBI, but in the possession of Labs;

(c) VBI has granted security interests (the "Debentureholder Security Interests") in, to and over the property described therein (the "Debenture Collateral") to and in favour of each of the Debentureholders pursuant to general security agreements and security agreements as amended, modified and supplemented from time to time (the "Debentureholder Security Documents"), which security interests secured certain obligations of VBI to the Debentureholders (the "Debenture Obligations");

(d) By an inventory security agreement (the "Inventory Security Agreement") dated as of March 1, 2004, VBI granted a security interest (the "Deluxe Inventory Security Interest") to and in favour of Deluxe in, to and over certain collateral referred to therein, the priority of which security interest vis a vis the Debentureholder Security Interests is governed by a priorities agreement (the "PMSI Priorities Agreement") made as of March 23, 2004 between the parties hereto; and

(e) By a security agreement (the "Security Agreement") dated as of the date hereof, VBI granted a security interest (the "Deluxe Security Interest") to and in favour of Deluxe in, to and over certain collateral referred to therein (the "Collateral"), which Deluxe Security Interest secured certain obligations of VBI to Deluxe as set out in the Inventory Security Agreement (the "Subordinated Obligations").

            In consideration of the sum of $1.00 and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the undersigned hereby agree as follows:

Article 1
DEFINITIONS

1.1 Unless otherwise defined herein, capitalized terms shall have the meaning set out in the Security Agreement.

Article 2
CONSENT

2.1 This Agreement in no way relates to or affects the Video Lien or the Labs Lien or the Deluxe Inventory Security Interest or the priorities of such Liens in comparison to any other security interest now or hereafter granted by VBI, including those specified in PMSI Priorities Agreement.

2.2 Nothing herein modifies, amends or affects the Disbursement Agreement or the PMSI Priorities Agreement, or relieves Deluxe or the Debentureholders from their respective obligations under the PMSI Priorities Agreement, including Deluxe's obligations under
Article 4 thereof. In the event of any conflict or inconsistency between the provisions of this Agreement and the Disbursement Agreement, the provisions of the Disbursement Agreement shall prevail and be paramount to the extent of the conflict or inconsistency. In the event of any conflict or inconsistency between the provisions of this Agreement and the PMSI Priorities Agreement, the provisions of the PMSI Priorities Agreement shall prevail and be paramount to the extent of the conflict or inconsistency.

2.3 Each of the Debentureholders hereby respectively acknowledges and consents to the creation and issuance by VBI to Deluxe of the Deluxe Security Interest and to the incurrence by VBI of the Subordinated Obligations, and that the creation, issuance and incurrence of the same does not constitute a default under any of the respective Debentureholder Security Interests.

Article 3
SUBORDINATION

3.1 The Debentureholder Security Interests shall have priority with respect to the Debenture Collateral over the Deluxe Security
Interest, but notwithstanding the foregoing, during the term of the Disbursement Agreement, the Subordinated Obligations and the
Debenture Obligations are to be paid to Deluxe and the Debentureholders respectively in accordance with the priority of distributions provided for in the Disbursement Agreement.

Article 4
COVENANTS OF DELUXE

4.1 Deluxe hereby acknowledges and agrees that it will not challenge, contest or bring into question the validity, perfection or enforceability of any of the Debentureholder Security Interests, or the priority of the distributions provided for hereunder and under the Disbursement Agreement.

4.2 Deluxe hereby covenants and agrees with the Debentureholders that Deluxe shall not take any steps under the Security Agreement to enforce the Deluxe Security Interest until the Debentureholders have been paid in full for all Debenture Obligations, including, without limiting the generality of the foregoing, all royalty payments, interest, repayment of principal and all other amounts payable thereunder.

Article 5
COVENANTS OF DEBENTUREHOLDERS

5.1 The Debentureholders hereby acknowledge and agree that they will not challenge, contest or bring into question the validity, perfection or enforceability of the Deluxe Security Interest, or the priority of the distributions provided for hereunder, and during the term of the Disbursement Agreement under the Disbursement Agreement.

Article 6
COVENANTS OF COMPANY

6.1 VBI hereby confirms to and agrees with the Debentureholders and Deluxe that so long as VBI remains obligated or indebted to the Debentureholders and Deluxe, it shall hold its assets for the Debentureholders and Deluxe in accordance with their respective interests and priorities under this Agreement.

Article 7
GENERAL

7.1 From time to time upon request therefor, the Debentureholders and Deluxe may advise each other of the particulars of the indebtedness and liability of VBI to each other and all security held by each therefor.

7.2 The Debentureholders, Deluxe and VBI shall do, perform, execute and deliver all acts, deeds and documents as may be necessary from time to time to give full force and effect to the intent of this Agreement. The parties each agree to sign and register, as required, such further documentation as may be requested to give effect to this Agreement from time to time.

7.3 Any demand on VBI for repayment of any funds owed and any notices of default given to VBI shall be copied to the Debentureholders and Deluxe (as applicable). Neither the
Debentureholders nor Deluxe shall be liable for any accidental omission to provide notice to the other of them as required pursuant to this section 7.3.

7.4 None of the Debentureholders shall transfer or assign any of the Debentureholder Security Interests without the assignee or transferee being bound by the provisions of this Agreement.

7.5 Deluxe shall not transfer or assign any of the Deluxe Security Interests without the assignee or transferee being bound by the provisions of this Agreement.

7.6 This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and shall be effective as of the formal date hereof. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties, provided however, that any party providing its signature in such manner shall promptly forward to the other party an original of the signed copy of this Agreement which was so faxed.

7.7 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and shall be governed by the laws of Ontario.

7.8 This Agreement shall continue in full force and effect until the date on which it is terminated by the mutual consent of the Debentureholders and Deluxe; provided, however, that unless otherwise agreed no such termination shall affect the priorities set out herein with respect to the property of VBI subject to this Agreement at the time of such termination.

            IN WITNESS WHEREOF the parties hereto have executed this Agreement under the hands of the duly authorized officers as of the date first set out above.

RED BROOK DEVELOPMENTS LIMITED, for and on behalf of the Debentureholders


By:
Authorized Signing Officer
We have authority to bind the Debentureholders


DELUXE MEDIA SERVICES, INC.


Per:
Authorized Signing Officer


DELUXE LABORATORIES, INC.


Per:
Authorized Signing Officer


DELUXE TORONTO LTD.


Per:
Authorized Signing Officer



VISUAL BIBLE INTERNATIONAL, INC.


Per:
Authorized Signing Officer

SIGNED, SEALED AND DELIVERED
in the presence of


Witness
Elly Reisman

SCHEDULE "A"

Red Brook Developments Limited
Augusta Holding Inc.
Beverly Reisman
Ron Prosserman
Stan Nashen
Ruth Reisman Limited
Art Kleinstein
Zivojin Maznic
George Steels
GWL Growth Equity Fund
AGF Growth Equity Fund
IGF AGF Diversified Growth Fund
London Life Growth Equity Fund
IG AGF Diversified Growth Class
New Century Investments Holdings Ltd.

SCHEDULE "B"

Red Brook Developments Limited
Westdale Construction Co. Limited
The Erin Mills Investment Corporation
Mr. Herman Grad
Art Kleinstein
Tom Krobot
Sheldon Glow
Stan Nashen
Inglewood Holdings Inc.
Moe Colson




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